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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) September 5, 2000
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                        Generex Biotechnology Corporation
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             (Exact name of registrant as specified in its charter)



         Delaware                    000-25169                82-049021
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(State or other jurisdiction        (Commission             (IRS Employer
 of Incorporation)                  File Number)          Identification No.)



33 Harbor Square, Suite 202, Toronto, Ontario Canada               M5J 2G2
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     (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code   416/364-2551
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          (Former name or former address, if changed since last report)

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Item 7.           Exhibits

*10.1 Development and License Agreement dated September 5, 2000 between Generex Biotechnology Corporation and Eli Lilly and Company. This exhibit replaces in its entirety the copy of this agreement that was filed as an exhibit to a Form 8-K/A filed by the registrant on September 7, 2000.


* Portions of this exhibit have been omitted pursuant to a request for confidential treatment.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GENEREX BIOTECHNOLOGY CORPORATION


Dated:  January 23, 2001                 By: /s/ E. Mark Perri
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                                             E. Mark Perri, Chairman and CFO